UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 24, 2010

UNITED STATES GASOLINE FUND, LP

(Exact name of registrant as specified in its charter)

Delaware	001-33975	20-8837263

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1320 Harbor Bay Parkway, Suite 145
Alameda, California 94502

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(510) 522-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Items.

The United States Gasoline Fund, LP (the “Registrant”) is filing this Current Report on Form 8-K/A to amend a Current Report on Form 8-K the Registrant filed with the U.S. Securities and Exchange Commission on March 31, 2010 that included the audited Consolidated Financial Statements of United States Commodity Funds LLC (the “General Partner”).  Attached as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference is a restatement of the audited Consolidated Financial Statements of the General Partner for the fiscal years ended December 31, 2009 and 2008.  The audited Consolidated Financial Statements of the General Partner have been restated to accurately reflect the accounting for startup expenses (offering costs) for the funds managed by the General Partner (the “Funds”) after the General Partner’s management concluded that there was an error relating to the accounting for startup expenses.   The General Partner formerly treated the deferred offering costs as a capitalized asset and, once a Fund’s registration statement became effective, the General Partner charged the deferred offering costs to equity.  However, the General Partner’s management concluded that these startup expenses should instead be charged to operations as incurred and should be reflected in the applicable period.  As a result of the error in accounting for the Funds’ startup expenses, the General Partner’s audited Consolidated Financial Statements have been restated to charge the startup expenses to current operations; accordingly, the consolidated statements of financial condition, consolidated statements of operations, consolidated statements of changes in equity and consolidated statements of cash flows have been restated to reflect this change.  The cumulative effect from the error on equity as of December 31, 2007 is $(187,056).  The significant effects of the restatement on the General Partner’s consolidated statements of financial condition as of December 31, 2009 and 2008 and its consolidated statements of operations and consolidated statements of cash flows for the years then ended are included in Note 10 to the General Partner’s audited Consolidated Financial Statements.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Audited Consolidated Financial Statements of the General Partner for the fiscal years ended December 31, 2009 and 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES GASOLINE FUND, LP
	By:	United States Commodity Funds LLC, its general partner

Date: May 24, 2010	By:	/s/ Howard Mah
	Name:	Howard Mah
	Title:	Chief Financial Officer